UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026

FINGERMOTION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 Somerset Road, Level 3, Singapore	238164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 349-5339

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Securityholders

On October 6, 2026, the Company held a special meeting of stockholders (the “Meeting”). As of the record date for the Meeting, 66,485,353 shares of common stock were issued and outstanding. A total of 31,214,430 shares of common stock, constituting a quorum, were present and accounted for at the Meeting. At the Meeting, the Company’s stockholders voted on the below proposals, in the numbers set forth:

PROPOSAL	YES	NO		ABSTAIN

1) APPROVE SHARE ISSUANCE UNDER NASDAQ RULE 5635(d)	71.359%	27.695%		0.946%
	13,424,888	5,210,401		177,902
	Broker Non-Vote:		12,401,239

2) APPROVE INCREASE IN AUTHORIZED SHARES TO 500 MILLION	67.138%	32.402%		0.460%
	20,956,785	10,114,034		143,611

As a result, each of Proposal 1 and Proposal 2, which required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon, was approved by the stockholders.

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 6, 2026

FINGERMOTION, INC.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn
Title:	Chief Executive Officer